UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2018

PHILLIPS EDISON GROCERY CENTER REIT II, INC.

(Exact name of registrant specified in its charter)

Maryland	000-55438	61-1714451
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	IRS Employer Identification No.

11501 Northlake Drive

Cincinnati, Ohio 45249

(Address of principal executive offices)

Registrant’s telephone number, including area code: (513) 554-1110

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 8.01.	Other Events.

On or around August 10, 2018, Phillips Edison Grocery Center REIT II, Inc. (“PE REIT II”) will begin distributing to its stockholders a stockholder letter announcing, among other things, the upcoming distribution to stockholders of a joint proxy statement / prospectus. A copy of this letter is attached hereto as Exhibit 99.1 and is incorporated into this Current Report on Form 8-K by reference.

Additional Information and Where to Find It:

This communication does not constitute an offer to sell or a solicitation of an offer to buy any securities or a solicitation of any vote or approval. This communication is being made in respect of the proposed transaction involving Phillips Edison & Company, Inc. (“PECO”) and PE REIT II. The proposed transaction will be submitted to the stockholders of PECO and PE REIT II for their consideration. In connection with the proposed transaction, PECO has filed with the Securities and Exchange Commission (the “SEC”) on August 6, 2018 a registration statement on Form S-4 (the “Registration Statement”) that includes a joint proxy statement/prospectus and certain other documents regarding the proposed transaction. After the Registration Statement has been declared effective by the SEC, a definitive joint proxy statement/prospectus will be mailed to all stockholders. STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. You may obtain copies of all documents filed with the SEC concerning the proposed transaction, free of charge, at the SEC’s website at www.sec.gov. In addition, stockholders may obtain free copies of the documents filed with the SEC by PE REIT II by going to PE REIT II’s website at www.grocerycenterREIT2.com.

Interests of Participants

Information regarding PE REIT II’s directors and executive officers is set forth in PE REIT II’s proxy statement for its 2017 annual meeting of stockholders and its Annual Report on Form 10-K for the fiscal year ended December 31, 2017, which were filed with the SEC on May 19, 2017 and March 27, 2018, respectively. Information regarding PECO’s directors and executive officers is set forth in PECO’s proxy statement for its 2017 annual meeting of stockholders and its Annual Report on Form 10-K for the fiscal year ended December 31, 2017, which were filed with the SEC on July 6, 2017 (as subsequently revised) and March 30, 2018, respectively. Additional information regarding persons who may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction will be contained in a definitive joint proxy statement/prospectus that will be mailed to all stockholders after the Registration Statement has been declared effective by the SEC.

Cautionary Statement Concerning Forward-Looking Statements:

Certain statements contained in this Current Report on Form 8-K may be considered forward-looking statements within the meaning of Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including statements regarding the proposed transaction and the ability to consummate the proposed transaction and anticipated accretion, dividend coverage, dividends and other anticipated benefits of the proposed transaction. PE REIT II intends for all such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Exchange Act, as applicable. Such statements include, in particular, statements about PE REIT II’s plans, strategies, and prospects and are subject to certain risks and uncertainties, as well as known and unknown risks, which could cause actual results to differ materially from those projected or anticipated. Therefore, such statements are not intended to be a guarantee of PE REIT II’s performance in future periods. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “pro forma,” “may,” “will,” “would,” “could,” “should,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue,” or other similar words. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this communication. PE REIT II makes no representation or warranty (express or implied) about the accuracy of any such forward-looking statements contained in this communication, and does not intend, and undertakes no obligation, to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Stockholder Letter

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHILLIPS EDISON GROCERY CENTER REIT II, INC.

Dated: August 7, 2018	By:	/s/ Devin I. Murphy
Devin I. Murphy Chief Financial Officer